UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2016

TEAM, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 10, 2016, Team, Inc. (the “Company”) held an investor conference call regarding the closing of the Company’s acquisition of Furmanite Corporation and our expectations regarding financial performance for our new fiscal year ending December 31, 2016. The transcript of that investor conference call is attached hereto as Exhibit 99.1 to this current report on Form 8-K. The information in this Item 7.01, including the attached exhibit, is being furnished, and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language of such filing.. By furnishing the information in this Form 8-K and the attached exhibit, we are making no admission as to the materiality of any information in this Form 8-K or the exhibit.

The transcript contains forward-looking Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission; however, the corresponding GAAP financial measures are not accessible on a forward-looking basis, because of adjustments or charges that may be taken for certain non-routine items that are not indicative of Team’s ongoing operating activities such as acquisition and integration costs, non-capitalized ERP implementation costs, non-acquisition related severance costs and unusual legal costs.

The transcript contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. We based our forward-looking statements on our current expectations, estimates and projections about ourselves and our industry. We caution that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in the forward-looking statements. Differences between actual results and any future performance suggested in these forward-looking statements could result from a variety of factors, including those listed in our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished as part of Item 7.01 of this Current Report on Form 8-K:

Exhibit number	Description
99.1	Transcript of the Team, Inc. Investor Conference Call held on March 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By: /s/ Greg L. Boane
Greg L. Boane
Senior Vice President and Chief Financial Officer

Dated: March 11, 2016